SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant [X]     Filed by a Party other than the Registrant [_]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
[X]     Definitive  Proxy  Statement
[_]     Definitive  Additional  Materials
[_]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
        240.14a-12
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14A-6(E)(2))

                         CARDIOTECH INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[_]     Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                          CARDIOTECH INTERNATIONAL, INC.
                              78-E Olympia Avenue
                          Woburn, Massachusetts 01801
                          http://www.cardiotech-inc.com
                        general-info@cardiotech-inc.com


                               September 20, 2002



To the Stockholders of CardioTech International, Inc.:

     CardioTech International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (EST) on Monday, October 28, 2002 at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801.

Ordinary annual meeting business will be transacted at the Meeting, including the election of one director.

     Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate to call me at (781) 933-4772.


                                          Sincerely yours,





                                          Michael Szycher, Ph.D., MBA
                                          Chairman and
                                          Chief Executive Officer
                                          CardioTech International, Inc.



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                         CARDIOTECH INTERNATIONAL, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              78-E Olympia Avenue
                          Woburn, Massachusetts 01801


                         To be held on October 28, 2002


     The Annual Meeting of Stockholders (the "Meeting") of CardioTech International, Inc. (the "Company") will be held on Monday, October 28, 2002, at 10:00 a.m. (EST) at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801, for the following purposes:

     1. To elect one (1) director to hold office until his successor shall be elected and shall have qualified;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board has fixed the close of business on September 20, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

     Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.


                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          CARDIOTECH INTERNATIONAL, INC.




                                          Michael Adams
                                          Clerk



Woburn, Massachusetts
September 20, 2002

                         CARDIOTECH INTERNATIONAL, INC.
                              78-E Olympia Avenue
                          Woburn, Massachusetts 01801
                                 (781) 933-4772

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                         ANNUAL MEETING OF STOCKHOLDERS

                           to be held October 28, 2002

                                  INTRODUCTION

The  Annual  Meeting  of  Stockholders

     This proxy statement ( the " Proxy Statement") is being furnished to holders of shares of common stock, $.01 par value (the "Common Stock") of CardioTech International, Inc., a Massachusetts corporation ("CardioTech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 78-E Olympia Avenue, Woburn, MA 01801, on October 28, 2002 at 10:00 a.m. (EST), and at any adjournment or adjournments thereof.

Matters to be Considered at the Meeting

     At the Meeting, Stockholders will be acting upon the following matter: (i) to elect one (1) director to hold office until his successor shall be elected and shall have been duly qualified.

Recommendations of the Board of Directors

     THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE STOCKHOLDERS AT THE MEETING.

Beneficial Ownership of Securities and Voting Rights

     As of the close of business on September 20, 2002, the record date for the Meeting, there were outstanding 9,191,462 shares of Common Stock. The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "OTHER INFORMATION -- Principal Stockholders."

Proxies;  Votes  Required

     A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Clerk of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of (i) the election of the nominee for director listed herein , and (ii) with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

     Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be September 25, 2002.

     This proxy is solicited by the Board of Directors of CardioTech International, Inc. will be voted as directed, if no choice is indicated, it will be voted "FOR" all items and in the discretion of the proxies as to any other matter which may properly come before this meeting.

     The affirmative vote of a plurality of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, is required for the election of the member of the Board.

     Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented.

                                TABLE OF CONTENTS

                                                                        Page No.
--------------------------------------------------------------------------------

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . .              1
Table  of  Contents. . . . . . . . . . . . . . . . . . . . . . .              2
Election  of  Director . . . . . . . . . . . . . . . . . . . . .              2
Executive  Compensation. . . . . . . . . . . . . . . . . . . . .              7
Other  Information . . . . . . . . . . . . . . . . . . . . . . .             10


                              ELECTION OF DIRECTOR
                                   PROPOSAL 1

Introduction

     Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at one (1) the number of Class I I I directors to be elected at the Meeting. At the Meeting, the stockholders will be asked to elect Michael Szycher as Class I I I to serve in such capacity until the 2005 Annual Meeting and until his successor is duly elected and qualified.

     It is the intention of the persons named in the enclosed proxy to vote to elect the nominee named above, who is an incumbent director and who has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Nominees, Directors and Executive Officers

     The directors and officers of the Company are as follows:

Name                         Age                  Position(s) Held
---------------------------  ---  ------------------------------------------------
Michael Szycher, Ph.D., MBA   64  Chairman, Chief Executive Officer and Treasurer*
Michael L. Barretti           57  Director
Michael Adams                 44  Director and Clerk
Anthony J. Armini, Ph.D.      64  Director

---------------
*  Nominee  for  election  as  a  director  at  this  Meeting

     There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Business  Experience



            NOMINEE TO SERVE AS A DIRECTOR FOR A TERM EXPIRING AT THE
                    2005 ANNUAL MEETING (CLASS III DIRECTORS)

     Dr. Szycher has been Chairman of the Board, Chief Executive Officer and Treasurer of the Company since June 1996. From October 1989 until joining the Company in June 1996, Dr. Szycher served as Chairman of PolyMedica Industries, Inc. ("PMI") and Chief Executive Officer of PMI from November 1990 to June 1996, and as a director of PMI from its inception until June 1996.

     Dr. Szycher is a recognized international authority on polyurethanes and blood compatible polyrers. Author of over eighty original research articles. Pivotal force in the creation of the Medical Plastics Division of the SPE. He is the Editor of five books, "Biocompatible Polymers, Metals and Composites;" "Synthetic Biomedical Polymers;" "Blood Compatible Materials and Devices:
Perspectives Towards the 21st Century;" High Performance Biomaterials: A Comprehensive Guide to Medical/Pharmaceutical Applications;" and "Szycher's Dictionary of Biomaterials and Medical Devices.", and the acclaimed "Szycher's
Dictionary of Medical Devices". He is also Editor-In-Chief of the quarterly Journal of Biomaterials Applications.




                    DIRECTORS SERVING A TERM EXPIRING AT THE
                     2003 ANNUAL MEETING (CLASS I DIRECTORS)

     Mr. Adams is the Vice President of PLC Systems, Inc. Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc., ("Assurance Medical"). Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of the Company from June 1998 to May 1999. From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation. Mr. Adams has been a director of CardioTech since May 1999.

     Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984. From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been a director of CardioTech since August 2000.


                DIRECTOR SERVING AS DIRECTOR FOR A TERM EXPIRING
                 AT THE 2004 ANNUAL MEETING (CLASS II DIRECTOR)

     Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996. From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers. From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry. From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid state laser technologies to the medical field. Mr. Barretti has been a director of the Company since January 1998.

Certain  Transactions

     The above-named nominee, directors and executive officers have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions referred to below.


     In December 1998, two executive officers, Michael Szycher and Michael Adams, of the Company purchased, in the aggregate, 80,000 units during a private placement offering of the Company's common stock at a price of $1.25 per unit. A note issued by each officer to the Company funded the purchase of the units, valued at $100,000. The terms of the note provide for each executive to repay the Company with interest at 4.25% per annum, within five years. The promissory notes, which are full recourse against the maker personally with respect to any amount due under the promissory notes, are secured by the common stock and warrants underlying the units. The principal balance due is included as Subscriptions receivable from related parties in Stockholders' Equity of the consolidated balance sheet. As of March 31, 2002, the principal balance outstanding was $100,000.

     SFAS No. 57, "Related Party Disclosures," specifies the nature of information that should be disclosed in financial statements regarding related party transactions. Implant Sciences Corporation ("Implant"), a public company, is a related party with the Company by virtue of its significant business relationships.

     In March 2000, Implant entered into a $250,000 joint research agreement with the Company for the purpose of having the Company develop a proprietary porous polymer biocompatible coating technology as a platform for Implant's proprietary radioactive brachytherapy technology. During fiscal 2001, the Company was paid $50,000 by Implant pursuant to the aforementioned agreement. The joint research and development agreement provides for the Company to develop the polyurethane coating instrumental in the development of a polyurethane coated drug-eluting stent and for the Company to grant Implant a perpetual worldwide exclusive license to use, sublicense and otherwise deal in any technology developed by the Company in connection with the development of the stents. In consideration of the research, development and technology transfer, Implant will pay the Company $150,000 in cash pursuant to a milestone schedule. In addition, Implant will purchase 100,000 shares of CardioTech's common stock at a price of $1.00 per share upon the achievement of certain milestones related to the research and development. As of March 31, 2002, Implant was obligated to purchase 60,000 shares of the Company's common stock at $1.00 per share. This amount was paid by Implant on April 6, 2002.

     CardioTech International, Inc. is the owner of the technology used in connection with the stent. However such technology will be transferred to Implant pursuant to a technology license. The developed technology represents a "platform" in the sense that the polyurethane developed by CardioTech and utilized to cover the stent will be the medium in which specific anti-restenosis drugs will be implanted and therefore becomes the key technological component of this drug-eluting stent. The research and development agreement provides for 6 phases including the design of equipment necessary to produce prototypes of the stent, development of a series of prototypes, production of a limited number of prototypes and the delivery of prototypes to Implant. The significant milestone is the delivery of a working prototype. Implant is obligated to pay the entire $250,000 if all milestone conditions are met. Through March 31, 2002 Implant has made cash payments of $115,000 to CardioTech.

     Certain of our directors hold positions as directors of Implant Sciences, Inc. Dr. Szycher our chief executive officer and chairman of the board of directors is also a director of Implant Sciences, Inc. ("Implant"). Dr. Armini the chief executive officer and chairman of the board of directors of Implant is also a one of our directors. Mr. Volpe Cardiotech's acting chief financial officer is also the acting chief financial officer of Implant.

     On October 10, 2001, the Company provided Implant a $500,000 Line of Credit facility. The Line of Credit provides for funding at the discretion of Implant, is subject to a security agreement providing a second lien on substantially all of Implant's assets, and provides for a $15,000 commitment fee which was paid in February 2002. The Company and Implant terminated the Line of Credit on March 29, 2002. There were no borrowings on this Line of Credit from inception through its termination on March 29, 2002.

Committees;  Attendance

     Meeting Attendance. During the fiscal year ended March 31, 2002, there were three (3) meetings of the Board. The various committees of the Board also met a total of six (6) times during fiscal 2002. Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2002. In addition, from time to time, the members of the Board and its committees acted by unanimous written consent pursuant to Massachusetts law.

     On September 3, 2002, Mr. Robert Detwiler resigned as a member of the Board for personal reasons and indicated no disagreements or disputes with management or the Board of Directors. The Company is currently in the process of interviewing candidates to fill the vacated board seat.

     Audit Committee. The Board has designated from among its members an Audit Committee, which consists of Mr. Michael Barretti and Mr. Michael Adams. Both Mr. Barretti and Mr. Adams are independent members. The Audit Committee, has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews the audit reports. The Audit Committee held a meeting each quarter during fiscal 2002. The responsibilities of the Audit Committee are outlined in a written charter, which was included as Annex A of the Proxy Statement for the 2001 shareholder meeting.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee, which met two (2) times during fiscal 2002, has two members, Mr. Barretti (Chairman) and Mr. Adams. The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the 1996 Plan.

     Nominating Committee. The Nominating Committee, which was established in March 1998 and did not meet in fiscal 2002, has three members, Dr. Szycher, Mr. Barretti and Mr. Adams. The Nominating Committee nominates individuals to serve on the Board. The Nominating Committee will consider nominees recommended by Stockholders. See "Stockholder Proposals" for the procedures to be followed by Stockholders in submitting such recommendations.

Directors'  Compensation

     The Company's policy is to pay $750 per diem compensation to members of the Board for attendance at Board meetings or committee meetings. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board.

     Directors are eligible to participate in the 1996 Plan. The 1996 Plan provided for an initial grant of an option to purchase 14,854 (.003 of outstanding shares) shares of Common Stock to each non-employee director upon first joining the Board and subsequent grants of options to purchase three hundredths of one percent (.003) of outstanding shares as of the anniversary of such director's appointment. Such options were granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.

                             EXECUTIVE COMPENSATION

     The annual and long-term remuneration paid to or accrued for the Chief Executive Officer of the Company for services rendered during the years ended March 31, 2002 and 2001 was as follows:


                                   Summary Compensation Table

                                                                  Long Term
                                                                 Compensation
                                     Annual Compensation          Securities       All Other
                                                                  Underlying   Compensation (1)
Name and Principal Position          Year       Salary    Bonus    Options             $
------------------------------------------------------------------------------------------------

Michael Szycher, Ph.D, MBA              2002  $  261,777      -       625,000  $           1,218
     Chairman, CEO and Treasurer        2001  $  225,481      -       225,000  $           1,523

---------------
(1) Includes premiums paid by the Company for long term disability insurance and term life insurance. Premiums paid in fiscal 2002 for short and long term disability insurance and life insurance, respectively, were $673 and $545 for Dr. Szycher.

                        Option Grants in Last Fiscal Year

     The following table sets forth information regarding each stock option granted during the fiscal year ended March 31, 2002 to each of the named executive officers.

                         Number of
                        Securities   Percent of Total
                        Underlying    Options Granted
                          Options     to Employees in   Exercise Price Per   Expiration
Name                    Granted (#)     Fiscal Year            Share            Date
----------------------------------------------------------------------------------------
Michael Szycher, Ph.D.      500,000             21.04%  $             1.100     4/29/11
                            125,000              5.26%  $             1.800    12/31/11

---------------
(1) The Company granted options to purchase 2,376,588 shares of Common Stock to employees in the fiscal year ended March 31, 2002. All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, determined by the closing price on the American Stock Exchange on the trading day immediately preceding the grant date. All options, other than 500,000 grant to Dr. Szycher (which vested immediately), vest in four approximately equal annual installments, with the initial tranche vesting on the date of grant.

    Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option
                                     Values

     The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 2002 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock. No such options were exercised by the named executive officers during the 2002 fiscal year.

                                                     Value of the Unexercised
                          Number of Securities      ----------------------------
                         Underlying Unexercised      in the Money Options/SARs
                         Options/SARs at Fiscal     ----------------------------
                               Year- End                at Fiscal Year-End(1)
                                                    ----------------------------
Name                    Exercisable  Unexercisable  Exercisable   Unexercisable
----------------------  -----------  -------------  ------------  --------------
Michael Szycher, Ph.D.    1,516,058         97,355  $    200,047  $        7,406

---------------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Common Stock of $1.29, the closing sale price per share of the Common Stock as reported on the American Stock Exchange for March 31, 2002.


Employment Contracts, Terminations of Employment and Change in Control Arrangements

     The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Szycher is to receive an annual base salary of Three Hundred and Twenty Five Thousand ($325,000) dollars. Dr. Szycher's salary will be reviewed annually by the Board. Additionally, Dr. Szycher may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board.

     The initial term of the Employment Agreement by and between the Company and Dr. Szycher is set to expire on December 31, 2004. After such time, the term of the Employment Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Dr. Szycher remains employed by the Company. Dr. Szycher and CardioTech each have the right to terminate the Employment Agreement at any time, with or without cause (as defined in the Employment Agreement), upon thirty (30) days prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or Dr. Szycher terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreement) or CardioTech fails to renew the Employment Agreement within two (2) years following the occurrence of a change in control, Dr. Szycher will be entitled to receive severance equal to 2.99 times his annual base salary at termination. In such event, Dr. Szycher will be bound by a noncompete covenant for one (1) year following termination of his employment.

     Substantially all of the stock options granted pursuant to the 1996 Plan provide for the acceleration of the vesting of the shares of Common Stock subject to such options in connection with certain changes in control of the Company.

Compensation  Committee  Interlocks  and  Insider  Participation

     Other than Mr. Adams, no person serving on the Compensation and Stock Option Committee at any time during Fiscal Year 2002 was a present or former officer or employee of the Company or any of its subsidiaries. During Fiscal Year 2002, other than Dr. Szycher, no executive officer of the Company served as a member of the board of directors or compensation and stock option committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board or Compensation and Stock Option Committee.




Recommendation  of  the  Board  of  Directors


   The Board of directors unanimously recommends a vote for the election of Dr.
                        Szycher as a Class III Director.

                                OTHER INFORMATION

                               PROXY SOLICITATION

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.


                                 OTHER BUSINESS

     The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                             PRINCIPAL STOCKHOLDERS

     The number of shares of Common Stock beneficially owned by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

     The Securities and Exchange Commission Rule 13d-3 defines "beneficial ownership" as voting or investment decision power over shares. Beneficial ownership does not necessarily mean that the holder enjoys any economic benefit from those shares.

                   Name and                            Common Stock   Percentage of      Voting Power
                  Address of                           Beneficially    Outstanding    --------------------
              Beneficial Owner**                         Owned (1)        Shares      Shares   Percentage
----------------------------------------------------------------------------------------------------------

Michael Szycher, Ph.D., MBA (2)                            1,923,923           17.3%  340,823        3.71%
   78-E Olympia Avenue, Woburn, MA 01801
Michael L. Barretti (3)                                      327,410           3.44%   15,000           *
Michael Adams (4)                                            322,716           3.39%   30,000           *
Anthony J. Armini, Ph.D. (5)                                  70,147              *         -           *

All executive officers and directors      as a             2,644,196                  385,823
group (4 persons) (6)


---------------
* Represents beneficial ownership of less than One (1%) percent of the Company's outstanding shares of Common Stock.
** Addresses are given for beneficial owners of more than Five (5%) percent of the Company's outstanding shares of Common Stock.
(1) The number of shares of Common Stock issued and outstanding on September 20, 2002 was 9,191,462. The calculation of percentage of ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at September 20, 2002, plus shares of Common Stock subject to options held by such person at September 20, 2002 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Includes 1,583,100 shares of Common Stock, which may be purchased within 60 days of September 20, 2002 upon the exercise of stock options and/or warrants.
(3) Includes 312,410 shares of Common Stock, which may be purchased within 60 days of September 20, 2002 upon the exercise of stock options and/or warrants.
(4) Includes 292,716 shares of Common Stock, which may be purchased within 60 days of September 20, 2002 upon the exercise of stock options and/or warrants.
(5) Includes 70,147 shares of Common Stock, which may be purchased within 60 days of September 20, 2002 upon the exercise of stock options and/or warrants.
(6)  See  footnotes  (2)  through  (5).


                         INFORMATION CONCERNING AUDITORS

     Based upon the recommendation of its Audit Committee, the Board has selected the firm of Ernest & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2003. Prior to the selection of Ernest & Young LLP as the Company's independent auditors, Arthur Andersen, LLP, acted in such capacity for the Company since fiscal year 2002. The Company anticipates a representative from Ernest & Young LLP will be in attendance at the Meeting.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the 2003 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than May 4, 2003 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.


                             ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2002. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.

     Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dr. Michael Szycher, Chief
Executive  Officer  of  the  Company,  at  (781)  933-4772.